                                                                                                 Exhibit 99(a)
                                               KEYCORP STUDENT LOAN TRUST 2001-A
                Noteholders' Statement pursuant to Section 5.07 of Sale and Servicing Agreement (capitalized terms used herein are defined in Appendix A thereto)

                              DISTRIBUTION DATE:       JUNE 27, 2002
                                                       --------------------------

(i)      Amount of PRINCIPAL being paid or distributed in respect of the CLASS I-A-1 Notes:               $18,840,220.92
                                                                                                      --------------------------
            ( $0.00019224715            per $1,000 original principal amount of Class I-A-1 Notes)
              --------------------------

(ii)     Amount of PRINCIPAL being paid or distributed in respect of the CLASS II-A-2 Notes:                       $0.00
                                                                                                      --------------------------
            ( $0.00000000000            per $1,000 original principal amount of Class II-A-2 Notes)
              --------------------------

(iii)    Amount of PRINCIPAL being paid or distributed in respect of the CLASS I-B Notes:                          $0.00
                                                                                                      --------------------------
            ( $0.00000000000            per $1,000 original principal amount of Class I-B Notes)
              --------------------------

(iv)     Amount of PRINCIPAL being paid or distributed in respect of the CLASS II-A-1 Notes:              $10,446,159.84
                                                                                                      --------------------------
            ( $0.00015407315            per $1,000 original principal amount of Class II-A-1 Notes)
              --------------------------

(v)      Amount of PRINCIPAL being paid or distributed in respect of the CLASS II-A-2 Notes:                       $0.00
                                                                                                      --------------------------
            ( $0.00000000000            per $1,000 original principal amount of Class II-A-2 Notes)
              --------------------------

(vi)     Amount of INTEREST being paid or distributed in respect of the CLASS I-A-1 Notes:                   $314,664.79
                                                                                                      --------------------------
            ( $0.00000321087            per $1,000 original principal amount of Class I-A-1 Notes)
              --------------------------

(vii)    Amount of INTEREST being paid or distributed in respect of the CLASS I-A-2 Notes:                 $1,350,052.08
                                                                                                      --------------------------
            ( $0.00000559028            per $1,000 original principal amount of Class I-A-2 Notes)
              --------------------------

(viii)   Amount of INTEREST being paid or distributed in respect of the CLASS I-B Notes:                      $69,431.25
                                                                                                      --------------------------
            ( $0.00000661250            per $1,000 original principal amount of Class I-B Notes)
              --------------------------

(ix)     Amount of INTEREST being paid or distributed in respect of the CLASS II-A-1 Notes:                  $309,232.05
                                                                                                      --------------------------
            ( $0.00000456094            per $1,000 original principal amount of Class II-A-1 Notes)
              --------------------------

(x)      Amount of INTEREST being paid or distributed in respect of the CLASS II-A-2 Notes:                $2,253,812.17
                                                                                                      --------------------------
            ( $0.00000589694            per $1,000 original principal amount of Class II-A-2 Notes)
              --------------------------

(xi)     Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):
           (1)Distributed to Class I-A-1 Noteholders:       $0.00
                                                            --------------------------
            ( $0.00000000000            per $1,000 original principal amount of Class I-A-1 Notes)
              --------------------------
           (2)Distributed to Class I-A-2 Noteholders:       $0.00
                                                            --------------------------
            ( $0.00000000000            per $1,000 original principal amount of Class I-A-2 Notes)
              --------------------------
           (3)Distributed to Class I-B Noteholders:         $0.00
                                                            --------------------------
            ( $0.00000000000            per $1,000 original principal amount of Class I-B Notes)
              --------------------------
           (4)Distributed to Class II-A-1 Noteholders:      $0.00
                                                            --------------------------
            ( $0.00000000000            per $1,000 original principal amount of Class II-A-1 Notes)
              --------------------------
           (5)Distributed to Class II-A-2 Noteholders:      $0.00
                                                            --------------------------
            ( $0.00000000000            per $1,000 original principal amount of Class II-A-2 Notes)
              --------------------------
           (6)Balance on Class I-A-1 Notes:       $0.00
                                                  --------------------------
            ( $0.00000000000            per $1,000 original principal amount of Class I-A-1 Notes)
              --------------------------

                                   Page 1 of 4
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

                                               KEYCORP STUDENT LOAN TRUST 2001-A
                Noteholders' Statement pursuant to Section 5.07 of Sale and Servicing Agreement (capitalized terms used herein are defined in Appendix A thereto)

                              DISTRIBUTION DATE:       JUNE 27, 2002
                                                       --------------------------

           (7)Balance on Class I-A-2 Notes:       $0.00
                                                  --------------------------
            ( $0.00000000000            per $1,000 original principal amount of Class I-A-2 Notes)
              --------------------------
           (8)Balance on Class I-B Notes:         $0.00
                                                  --------------------------
            ( $0.00000000000            per $1,000 original principal amount of Class I-B Notes)
              --------------------------
           (9)Balance on Class II-A-1 Notes:      $0.00
                                                  --------------------------
            ( $0.00000000000            per $1,000 original principal amount of Class II-A-1 Notes)
              --------------------------
          (10)Balance on Class II-A-2 Notes:      $0.00
                                                  --------------------------
            ( $0.00000000000            per $1,000 original principal amount of Class II-A-2 Notes)
              --------------------------

(xii)    (X)  Payments made under the Group I Cap Agreement on such date:
            ( $0.00                     with respect to the Class I-A-1 Notes,
              --------------------------
              $0.00                     with respect to Class I-A-2 Notes, and
              --------------------------
              $0.00                     with respect to Class I-B Notes), and
              --------------------------
         (Y)  payments made under the Group II Cap Agreement on such date:
            ( $0.00                     with respect to Class II-A-1 Notes and
              --------------------------
              $0.00                     with respect to the Class II-A-2 Notes); and
              --------------------------
              the total outstanding amount owed to the Cap Provider:
              $0.00                     with respect to the Group I Cap Agreement and
              --------------------------
              $0.00                     with respect to the Group II Cap Agreement.
              --------------------------

(xiii)   (X)  GROUP I POOL BALANCE at the end of the related Collection Period:       $273,961,656.59                 and
                                                                                      --------------------------
         (Y)  GROUP II POOL BALANCE at the end of the related Collection Period:      $411,757,221.63
                                                                                      --------------------------

(xiv)    After giving effect to distributions on this Distribution Date:
         (a)    (1)OUTSTANDING PRINCIPAL amount of CLASS I-A-1 Notes:       $39,584,309.87
                                                                            --------------------------
                (2)Pool Factor for the Class I-A-1 Notes:        0.403921500
                                                                 ---------------------------
         (b)    (1)outstanding principal amount of CLASS I-A-2 Notes:       $241,500,000.00
                                                                            --------------------------
                (2)Pool Factor for the Class I-A-2 Notes:        1.000000000
                                                                 ---------------------------
         (c)    (1)outstanding principal amount of CLASS I-B Notes:         $10,500,000.00
                                                                            --------------------------
                (2)Pool Factor for the Class I-B Notes:          1.000000000
                                                                 ---------------------------
         (d)    (1)outstanding principal amount of CLASS II-A-1 Notes:      $44,869,883.77
                                                                            --------------------------
                (2)Pool Factor for the Class II-A-1 Notes:       0.661797700
                                                                 ---------------------------
         (e)    (1)outstanding principal amount of CLASS II-A-2 Notes:      $382,200,000.00
                                                                            --------------------------
                (2)Pool Factor for the Class II-A-2 Notes:       1.000000000
                                                                 ---------------------------

(xv)     NOTE INTEREST RATE for the Notes:
         (a)  In general:
                (1)Three-Month LIBOR
                   for the period from the previous Distribution Date to this Distribution Date was             2.03750%
                                                                                                                ----------------
                (2)the Student Loan Rate was      for Group I:   6.19196%             and Group II:   3.98789%
                                                                 ----------------                     ----------------

                                   Page 2 of 4
                                   Page 6 of 8

                                               KEYCORP STUDENT LOAN TRUST 2001-A
                Noteholders' Statement pursuant to Section 5.07 of Sale and Servicing Agreement (capitalized terms used herein are defined in Appendix A thereto)

                              DISTRIBUTION DATE:       JUNE 27, 2002
                                                       --------------------------

         (b)  Note Interest Rate for the CLASS I-A-1 Notes:      2.10750%         based on       Index-based Rate
                                                                 ----------------                --------------------------
         (c)  Note Interest Rate for the CLASS I-A-2 Notes:      2.18750%         based on       Index-based Rate
                                                                 ----------------                --------------------------
         (d)  Note Interest Rate for the CLASS I-B Notes:        2.58750%         based on       Index-based Rate
                                                                 ----------------                --------------------------
         (e)  Note Interest Rate for the CLASS II-A-1 Notes:     2.18750%         based on       Index-based Rate
                                                                 ----------------                --------------------------
         (f)  Note Interest Rate for the CLASS II-A-2 Notes:     2.30750%         based on       Index-based Rate
                                                                 ----------------                --------------------------

(xvi)    Amount of MASTER SERVICING FEE for related Collection Period:
                 $345,870.16            with respect to the GROUP I Student Loans and
              --------------------------
                 $518,034.36            with respect to the GROUP II Student Loans
              --------------------------
            ( $0.00000352929            per $1,000 original principal amount of Class I-A-1 Notes,
              --------------------------
              $0.00000143217            per $1,000 original principal balance of Class I-A-2 Notes
              --------------------------
              $0.00003294002            per $1,000 original principal balance of Class I-B Notes,
              --------------------------
              $0.00000764062            per $1,000 original principal balance of Class II-A-1 Notes and
              --------------------------
              $0.00000135540            per $1,000 original principal balance of Class II-A-2 Notes);
              --------------------------

(xvii)   Amount of ADMINISTRATION FEE for related Collection Period:
                   $1,198.57            with respect to the GROUP I Notes and
              --------------------------
                   $1,801.43            with respect to the GROUP II Notes
              --------------------------
            ( $0.00000001223            per $1,000 original principal amount of Class I-A-1 Notes,
              --------------------------
              $0.00000000496            per $1,000 original principal balance of Class I-A-2 Notes
              --------------------------
              $0.00000011415            per $1,000 original principal balance of Class I-B Notes,
              --------------------------
              $0.00000002657            per $1,000 original principal balance of Class II-A-1 Notes and
              --------------------------
              $0.00000000471            per $1,000 original principal balance of Class II-A-2 Notes);
              --------------------------

(xviii)  (a)  Aggregate amount of REALIZED LOSSES (if any) for the related Collection Period:
              $0.00                     with respect to the GROUP I Student Loans
              --------------------------
              $0.00                     with respect to the GROUP II Student Loans
              --------------------------
         (b)  Balance of Financed Student Loans that are DELINQUENT in each delinquency period as of the end of the related Collection Period:
                   with respect to the GROUP I Student Loans
                                                      # of
                                                       Loans                     $ Amount
              30-60 Days Delinquent                     252                      $3,806,019
              61-90 Days Delinquent                     127                      $1,803,611
              91-120 Days Delinquent                    191                      $2,090,596
              More than 120 Days Delinquent             494                      $5,634,612
              Claims Filed Awaiting Payment              41                        $270,859

                   and with respect to the GROUP II Student Loans.
                                                       # of
                                                       Loans                     $ Amount
              30-60 Days Delinquent                     758                      $7,611,653
              61-90 Days Delinquent                     537                      $5,286,760
              91-120 Days Delinquent                    281                      $3,133,623
              More than 120 Days Delinquent             247                      $1,945,241
              Claims Filed Awaiting Payment              76                        $908,614
                                   Page 3 of 4
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

                                               KEYCORP STUDENT LOAN TRUST 2001-A
                Noteholders' Statement pursuant to Section 5.07 of Sale and Servicing Agreement (capitalized terms used herein are defined in Appendix A thereto)

                              DISTRIBUTION DATE:       JUNE 27, 2002
                                                       --------------------------

(xix)    Amount in the GROUP I PRE-FUNDING Account:         $11,872,670.60
                                                            --------------------------
         Amount in the Group I Pre-Funding Account at the end of the Funding Period to be distributed as a
         payment of principal in respect of the Notes:               $0.00
                                                            --------------------------

(xx)     Amount in the GROUP II PRE-FUNDING Account:        $13,334,086.38
                                                            --------------------------
         Amount in the Group II Pre-Funding Account at the end of the Funding Period to be distributed as a
         payment of principal in respect of the Notes:               $0.00
                                                            --------------------------

(xxi)    Amount of the INSURER PREMIUM paid to the Securities Insurer on such Distribution Date            $137,000.00
                                                                                                           ---------------------

(xxii)   Amount received from the Securities Insurer with respect to the Group II Notes Guaranty Insurance
         Policy:   $0.00
                   ---------------------

(xxiii)  Amount paid to the Securities Insurer in reimbursement of all Insured
         Payments made pursuant to the Group II Notes Guaranty Insurance Policy
                                                            $0.00
                                                            ---------------------

(xxiv)   (A) with respect to the GROUP I INTEREST RATE SWAP:
            the Trust Swap Payment Amount paid to the Swap Counterparty on such Distribution Date:              $0.00           ;
                                                                                                                ----------------
            the amount of any Net Trust Swap Payment Carryover Shortfall for such Distribution Date:            $0.00           ;
                                                                                                                ----------------
            the Trust Swap Receipt Amount paid to the Trust on such Distribution Date:           $18,705.42     ;
                                                                                                 ---------------
            the Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:                $0.00     ;
                                                                                                 ---------------
            and the amount of any Termination Payment either paid by or made to the Trust on such Distribution Date:
              $0.00                ; and
              ---------------------
         (B) with respect to the GROUP II INTEREST RATE SWAP:
            the Trust Swap Payment Amount paid to the Swap Counterparty on such Distribution Date:              $19,724.07      ;
                                                                                                                ----------------
            the amount of any Net Trust Swap Payment Carryover Shortfall for such Distribution Date:                 $0.00      ;
                                                                                                                ----------------
            the Trust Swap Receipt Amount paid to the Trust on such Distribution Date:           $0.00          ;
                                                                                                 ---------------
            the Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:           $0.00          ;
                                                                                                 ---------------
            and the amount of any Termination Payment either paid by or made to the Trust on such Distribution Date:
              $0.00
              ---------------------

(xxv)    the Class I-A-1 Cap Payment paid to the Cap Provider on such Distribution Date:              $0.00           ;
                                                                                                      ----------------
         the Class I-A-2 Cap Payment paid to the Cap Provider on such Distribution Date:              $0.00           ;
                                                                                                      ----------------
         Class I-B Cap Payment paid to the Cap Provider on such Distribution Date:               $0.00          ;
                                                                                                 ---------------
         Class II-A-1 Cap Payment paid to the Cap Provider on such Distribution Date             $0.00          ; and
                                                                                                 ---------------
         Class II-A-2 Cap Payment paid to the Cap Provider on such Distribution Date:            $0.00          .
                                                                                                 ---------------
                                   Page 4 of 4
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